UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

September 24, 2020
(Date of Report)
(Date of earliest event reported)

JOHN WILEY & SONS, INC.
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

001-11507	13-5593032
----------------------------------------------------	---------------------------------------------
Commission File Number	IRS Employer Identification Number
111 River Street, Hoboken New Jersey	07030
----------------------------------------------------	---------------------------------------------
Address of principal executive offices	Zip Code
Registrant’s telephone number, including area code:	(201) 748-6000
---------------------------------------------

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))
  ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
      (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $1.00 per share	JW.A	New York Stock Exchange
Class B Common Stock, par value $1.00 per share	JW.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders (the “Annual Meeting”) of John Wiley & Sons, Inc. (the “Company”) was held on September 24, 2020. Shareholders voted as follows on the matters presented for a vote.

(1)
At the Annual Meeting, the holders of 44,418,671 shares of the Company’s Class A Common Stock were represented in person or by proxy constituting a quorum.  The tabulation below sets forth the voting results for each Class A Director:

	FOR	WITHHELD	Broker Non Votes
Beth Birnbaum	41,724,204	678,360	2,016,107
David C. Dobson	41,420,994	981,570	2,016,107
Mariana Garavaglia	41,944,601	457,963	2,016,107

At the Annual Meeting, the holders of 8,698,664 shares of the Company’s Class B Common Stock were represented in person or by proxy constituting a quorum.  The tabulation below sets forth the voting results for each Class B Director:

	FOR	WITHHELD	Broker Non Votes
Brian A. Napack	8,453,049	1,237	244,378

Jesse C. Wiley	8,453,084	1,202	244,378
Mari J. Baker	8,353,508	100,778	244,378
George Bell	8,352,473	101,813	244,378
Laurie A. Leshin	8,453,084	1,202	244,378
Raymond W. McDaniel, Jr.	8,453,084	1,202	244,378
William J. Pesce	8,453,049	1,237	244,378

(2)
At the Annual Meeting, the holders of 13,140,531 votes outstanding were represented in person or by proxy constituting a quorum to ratify the appointment by the Board of Directors of KPMG LLP as independent public accountants for the Company for the fiscal year ending April 30, 2021; tabulation as follows:

FOR	AGAINST	ABSTAIN
13,062,177	71,972	6,382

(3)
At the Annual Meeting, the holders of 13,140,531 votes outstanding were represented in person or by proxy constituting a quorum to consider and approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers; tabulation as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
12,592,478	84,705	17,359	445,989

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JOHN WILEY & SONS, INC.
Registrant

By	/s/ Brian A. Napack
Brian A. Napack
President and
Chief Executive Officer

By	/s/ John A. Kritzmacher
John A. Kritzmacher
Executive Vice President, Chief Financial Officer, and
Interim Chief Accounting Officer

Dated: September 25, 2020